GBS Enterprises Appoints Five Independent Directors

Establishes Audit, Compensation and Governance Committees

WOODSTOCK, Ga., March 6, 2012 (GLOBE NEWSWIRE) — GBS Enterprises Incorporated (OTCBB:GBSX), a global software and services company specializing in Business Application Modernization, Cloud Automation solutions, as well as offering a comprehensive portfolio of business applications, today announced the appointment of five new independent Board members, increasing the size of the Board from two to seven and the creation of a standing Audit Committee, Compensation Committee and Governance Committee.

The five new directors, Woody A. Allen, Stephen D. Baksa, David Darsch, John A. Moore, Jr., and Mohammed Shihadah, will provide the Company with the benefit of their collective expertise garnered through their successful careers spanning corporate and financial management, private equity and technology development. The Board will play an important role in guiding the Company's growth and business expansion both here in the United States and globally. In addition to joining the Board, on March 1, 2012, Mr. Moore was appointed as Chairman of the newly formed Audit Committee and designated as the Audit Committee's financial expert. Woody Allen and Gary MacDonald, the Company's Executive Vice President and Chief Corporate Development Officer who was named to the Board of Directors on December 2, 2011, were also appointed to the Audit Committee.

The Board also established a standing Compensation Committee and a Corporate Governance, Regulatory and Nominating Committee comprised solely of the new independent directors. Mr. Joerg Ott, CEO and Chairman of GBS Enterprises, commented, "We believe that these new Board and committee appointments should bring increased value to our shareholders. We are grateful that these distinguished people have joined our Board. They bring extensive executive and operational experience in both entrepreneurial and enterprise sized organizations as well as strong track records serving in other successful public and private companies which will be an invaluable resource in the successful execution of our long-term growth objectives."

New Board of Director Members:

Woody A. Allen is a business strategist, coach and mentor to companies in the United States and Europe. He has more than 35 years' experience as a C-level executive, including roles as President, Executive Vice President, Chief Financial Officer and Chairman of the Board for publicly traded companies. He has extensive boardroom experience, having served on the Boards of Directors of numerous companies in a wide variety of businesses. In 1992, Mr. Allen founded Allen Management Services and since 2001, he has been serving as the Chief Financial Officer for BIA-Financial Network. From February 2000 to October 2003, Mr. Allen served as the Chairman of the Board of Directors of Precision Auto Care, Inc. Since 1998 and through the present, Mr. Allen has been serving as a member of the Board of Directors of Precision Auto Care and as the Chairman of its audit committee. Since 2005, Mr. Allen has been serving as a Board member for CEO-CF, a privately held European-based company specializing in facilitating collaboration amongst entrepreneurial CEOs.

Stephen Baksa whose career includes corporate, finance and management experience, currently serving as a director of Single Touch Systems, Inc. Mr. Baksa was a General Partner at the Vertical Group from 1989 through 2010, a private equity and venture capital firm focused on the fields of medical technology and biotechnology. For more than 30 years, The Vertical Group has been an early stage investor and major shareholder of some of the medical technology industry's most successful companies. Before Mr. Baksa joined The Vertical Group, he was co-founder of Paddington Partners, a firm engaged in special situation investing focused on public health care equities.

David Darsch has more than 30 years of experience as an entrepreneur and managing executive of technology companies. Mr. Darsch has been involved in more than ten transactions involving the purchase, sale, merger, or infusion of capital into companies. In 2005, Mr. Darsch founded the pan-European CEO Collaborative Forum (CEO-CF) and has been serving as its CEO since its founding. CEO-CF is an exclusive consortium of high-performing CEO peer groups from high growth companies across the European Union. In 1979, Mr. Darsch founded and served as CEO of Data Management Design, Inc. a privately held software development company located in Washington, DC, until a systems integrator acquired the company in 1996. During his tenure, the company was recognized as one of the Inc. 500 fastest growing US companies.

John A. Moore, Jr. has more than 30 years' experience in private and public company management for information technology firms. Mr. Moore has extensive experience in strategic planning, corporate compliance, proposal preparation and pricing and SEC reporting. He has a deep knowledge of federal government contracting and financial management. From April 1997 to June 2003, Mr. Moore served as the Executive Vice President and Chief Financial Officer of ManTech International Corporation and was directly involved in taking ManTech public in 2002 as well as facilitating a secondary offering. Since April 27, 2006, Mr. Moore has been serving as a member of the Board of Directors of Horne International, Inc. and Chairman of its Board's audit and compensation committees. From April 2005 to September 2011, Mr. Moore served as a member of the Board of Directors of Paradigm Holdings, Inc. and from 2006 to 2011, Mr. Moore served as the Chairman of the Board of Directors of MOJO Financial Services, Inc., a privately held financial services company. From 2003 to 2009 Mr. Moore served as a member of the Board of Visitors for the University of Maryland's Smith School of Business.

Mohammed Shihadah has extensive experience in technology company incubation, establishing the vision, planning, and managing the execution of the business plans, meeting the growth goals and objectives, creating value for shareholders and employees, and achieving a successful exit. Mr. Shihadah has 30 years of experience in the field of software design and development, project/program management, and technical consulting. In 1990, Mr. Shihadah founded Applications Technology, Inc. (AppTek). Since February 2002, Mr. Shihadah has been serving as a member of the Board of Directors of Ignite Media Solutions and serves as a member of the Board of Directors of Net2Voice, Inc. Mr. Shihadah is also an observer on the Board of Directors of Pixelligent, a privately held entity engaged in nanotechnology. Mr. Shihadah is currently the Managing Director of Bridge Holdings, an investment fund directed for technology startup companies.

About GBS Enterprises Incorporated

GBS Enterprises Incorporated (OTCBB:GBSX) is the 50.1% parent company of GROUP Business Software AG ("GBS"), a global software and services company specializing in application modernization and cloud automation. GBS serves to: automate business processes; optimize system & application performance; ensure messaging security & compliance; modernize server-based applications to Web 2.0; and simplify application development & delivery. Strong customer allegiance paired with a diversified portfolio of powerful business solutions place GBS at the forefront of the market in terms of both revenue growth and profitability. GBS has won many awards for its innovations, as well as resources spanning five time zones. GBS has over 4,000 customers worldwide with over 4 million users of its products and services. Its North American headquarters is in New York City and its European headquarters is in Frankfurt, Germany. There are over 15 offices throughout North American and Europe. The Company's maintains a website at www.gbsx.us. GROUP maintains a website at www.gbs.com. The information contained in the Company's and GROUP's websites is not incorporated by reference herein.

Caution Concerning Forward-Looking Statements

This release contains statements that may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These statements regard the intent, belief, and expectations of the Company. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, they involve risks and uncertainties, and their results may differ materially.

CONTACT: Investor Relations Contact:

Alliance Advisors, LLC

Alan Sheinwald, Founder and President

(914) 669-0222

asheinwald@allianceadvisors.net

Gary MacDonald, EVP and

Chief Corporate Development Officer,

gmacdonald@gbsx.us

Contact:

Michael Baum, Corporate Communications,

michael.baum@us.gbs.com